UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21750
Kayne Anderson Energy Total Return Fund, Inc.

(Exact name of registrant as specified in charter)

1800 Avenue of the Stars, Second Floor, Los Angeles, California	90067

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067

(Name and address of agent for service)
Registrant’s telephone number, including area code: (310) 556-2721
Date of fiscal year end: November 30, 2008
Date of reporting period: November 30, 2008
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
     The report of Kayne Anderson Energy Total Return Fund, Inc. (the “Registrant”) to stockholders for the year ended November 30, 2008 is attached below.

Kayne Anderson

Energy Total Return Fund

ANNUAL REPORT
NOVEMBER 30, 2008

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward- looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS
January 27, 2009

Dear Fellow Stockholders:

Fiscal year 2008 was a terrible year by almost any measure, with the collapse of the credit markets, the disappearance of many of Wall Street’s most prominent firms and the onset of a worldwide recession. Calendar year 2008 was the worst year for the Dow Jones Industrial Average since 1931 and the worst year for the S&P 500 Index since 1937. We’ve seen substantial declines in the MLP market and across all of the energy sub-sectors in which we invest.

For many of the sectors in which we invest, fiscal 2008 was a rollercoaster ride, with the first half of the year marked by all-time highs and the second half by multi-year lows. For the fiscal year, the Alerian MLP Index declined 38.7%, the Canadian Royalty Trust Index declined 24.1%, the Marine Transportation Index was down 68.5%, and the Coal Index was down 53.7%. However, these disappointing annual returns mask a strong first half of the year, during which the Canadian Royalty Trust Index was up 29.4%, and the Coal Index was up 63.4%. However, with the decline in commodity prices starting in July and the turbulence in the capital markets starting in September, these indices experienced sharp and violent declines.

During our fiscal fourth quarter, the Alerian MLP Index declined 33.0%, which is approximately two times greater than the Alerian MLP Index’s greatest annual decline. During this same period, the Canadian Royalty Trust sector were down 41.6%, the Marine Transportation sector was down 63.2%, and the Coal sector was down 67.2%.

In addition to the weak absolute performance, there was record volatility in every sector. From 1996 to the end of our fiscal third quarter in 2008, there were only two days when the Alerian MLP Index changed by more than 6%. During the fiscal fourth quarter, there have been nine days with changes exceeding 6%. Similarly, the Canadian Royalty Trust sector, the Marine Transportation sector and the Coal sector were each approximately four times more volatile during our fiscal fourth quarter than over the last five years.

The reasons for the poor performance across the Fund’s sub-sectors are numerous and interrelated. The collapse of the credit markets was a critical factor leading to the worldwide recession, which in turn was a critical factor in the collapse of commodity prices. The sharp and substantial decline in energy prices meaningfully impacted each of the sub-sectors in which we invest. Prior to 2008, oil prices had never been above $100 per barrel. From their peak in July 2008 through the end of the calendar year, oil prices declined by more than $100/barrel or 69%. Likewise, natural gas prices declined by 58%; NGL (natural gas liquids) prices declined by 73%; and coal prices declined by approximately 58%.

Our largest sector, the MLP segment, was impacted by commodity prices, technical factors and the Lehman Brothers bankruptcy. While much of the MLP revenue stream is fee-based and not dependent on commodity prices, some MLPs are exposed directly and indirectly to commodity prices. While these MLPs had hedged a significant portion of their direct exposure, the magnitude of the decline in commodity prices had a material impact on their operating performance and consequently their stock price performance.

Clearly, the weak performance of the broader capital markets had a significant impact on buyers of MLP securities, both retail and institutional. Since 2005, a significant amount of the new capital invested in MLPs came from hedge funds, both dedicated hedge funds and multi-strategy funds. The well-publicized troubles in the hedge fund industry and the reduced sources of leverage for hedge funds caused these institutions to sell a significant portion of their MLP holdings. To a lesser extent, closed-end funds with MLP exposure (including KYE), were required to sell MLPs to maintain their leverage ratios. Finally, as overall markets declined, retail investors were reducing portfolio leverage, reducing exposure to equity securities and moving to cash. Quite simply, there was an abundance of sellers and there were very few buyers.

The Lehman Brothers bankruptcy also had a distinct, negative impact on the MLP market. Lehman Brothers was one of the leading underwriters of MLPs over the past several years, and its retail system was a large holder of MLPs. Lehman Brothers was also a large owner of MLPs for its own account and managed a dedicated MLP hedge

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS — (CONTINUED)

fund that was forced to liquidate a significant portion of its holdings. We believe that a substantial amount of the selling pressure on MLPs during September and October was the result of the Lehman Brothers bankruptcy filing.

As a result of the severe declines in MLP prices, MLP yields set all-time highs during our fiscal fourth quarter. The average yield (weighted by market capitalization) at November 30, 2008 was 11.7% compared to 6.4% at the end of fiscal 2007. Likewise, the spread between MLP yields and the 10-year U.S. Treasury bond yield rose to 874 basis points, compared to an average of 238 basis points over the last five years.

The Canadian Royalty Trust sector was influenced the most by energy price movements during the year as their cash flows and dividends are directly tied to oil and natural gas prices. These trusts performed very well through the first half of the year, as commodity prices reached their peak in early July. As commodity prices fell, the Kayne Anderson Royalty Trust Index began to weaken, ultimately declining 24.1% for fiscal year 2008 and down 46.1% since its peak in June.

Canadian Royalty Trusts typically hedge less than half of their production and are thus significantly exposed to commodity price volatility. Although hedges that were put in place during peak pricing helped soften the price decline for some of the trusts, the precipitous drop in commodity prices has led to dividend cuts from 15 out of 21 trusts since September 2008. Since the commodity price peak in early July, Canadian Royalty Trusts have cut dividends by an average of 29%. We believe that existing dividend levels are more sustainable in the current commodity price environment and expect to see a reduced number of cuts for the remainder of calendar 2009.

The Marine Transportation sector was impacted directly by the worldwide economic slowdown. After performing well during the first half of the year, the liquid and dry bulk markets were hurt by lower shipments of crude oil, petroleum products, coal and iron ore. The Baltic Dry Index (a measure of dry bulk rates) fell over 89% as the global economic crisis curtailed trade and industrial production worldwide. As a result, the Kayne Anderson Marine Transportation index declined by 68.5% during the fiscal year. Even though we focus on companies with a strong book of charter business, we have seen twelve companies either reduce or suspend their dividends in this sector since September 2008. Despite expectations for a modest rebound in charter rates during 2009, continued dividend cuts are anticipated for certain of the marine transportation companies due to high leverage levels, large capital expenditure programs and uncertainty over the global economy.

The Coal sector, which also is impacted directly by commodity prices, also began the year strong, as coal prices climbed to record levels by July 2008. However, with declining prices and the slowing worldwide economy, the Kayne Anderson Coal Index declined 76.8% from its peak at the end of June and ended the fiscal year down 53.7%. From their July peak, Central Appalachia steam coal prices fell $83.50/ton, or 58.3%. As a result, current steam coal prices have dropped below the marginal production cost for some Central Appalachian mines. The metallurgical coal market was significantly impacted by the decline in steel production resulting from the global economic slowdown. As a result, metallurgical coal prices declined from over $300 per ton in July to less than $125 per ton in December. Another key issue for the Coal sector is the regulatory environment, which has made it increasingly difficult for companies to obtain necessary mining permits in Central Appalachia. Notwithstanding these challenges, coal accounts for approximately 50% of U.S. electricity generation and is critical to meeting domestic power needs.

Fiscal 2008 was also a very challenging year from a liability management perspective. As many of you know, in mid-February the auction rate market ceased functioning as normal. As a result, our Auction Rate Preferred Shares (ARPs), like most other auction rate securities, failed to generate sufficient investor interest at the maximum allowable rates. While this is commonly referred to as “failing,” our ARPs continued to pay dividends/distributions at the contracted rate and we maintained our AAA rating while the ARPs were outstanding.

We embarked on a very extensive effort to find a long-term solution to the problems in the auction rate market that would balance the interests of both our common and preferred stockholders. In May 2008, we entered into a new committed $200 million unsecured revolving credit facility, and in August 2008, we completed a private

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS — (CONTINUED)

placement of $225 million of unsecured senior notes with several large insurance companies. The proceeds of these two financings, plus borrowings under our credit facility, were used to redeem the entire $300 million of ARPs.

Due to the significant decline in the market value of the sub-sectors in which we invest, we faced ongoing challenges during the fiscal fourth quarter to comply with asset coverage tests set forth in our debt covenants and the Investment Company Act of 1940. As a result, during the second half of the year, we delevered our balance sheet as needed to remain in compliance with these tests. From September 2008 through December 2008, we repaid $66 million of bank debt and redeemed $60 million of unsecured senior notes. This was certainly a difficult period, but we were pleased to have successfully demonstrated our ability to preserve the dividend/distribution to common stockholders and our commitment to remain in compliance with all debt covenants.

2008 Performance

Fiscal 2008 was a very difficult year in terms of performance of the Fund’s portfolio. One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the dividends/distributions paid during the period being measured, assuming reinvestment in our dividend reinvestment program. During fiscal 2008, our Net Asset Value Return was negative 46.6%. During this period, our Net Asset Value per share decreased from $29.01 to $13.43, and we paid cash dividends/distributions of $2.055 per share. Our stock price performed commensurate with our underlying investments, dropping approximately 59.2% during the year.

Throughout the turmoil the second half of fiscal 2008, we actively managed our portfolio across the various sub-sectors. We increased our exposure to MLPs to take advantage of their relatively stable distributions; increased exposure to energy related debt securities due to their attractive risk-adjusted returns; decreased exposure to Canadian Royalty Trusts to reduce our exposure to commodity prices; decreased investment levels in the Marine Transportation sector slightly due to weak overall performance of the sector and rotated out of dry bulk companies and into tanker companies. We also significantly reduced exposure to the Coal sector as coal prices fell.

2009 Outlook

As we look forward into 2009, we are focused on several key issues. One important issue is the availability of capital. As with many industries, capital availability for the MLP and broader energy sectors has diminished substantially over the last six months for both investment grade and non-investment grade companies. While a large capital expenditure program was once viewed as an asset that commanded a premium valuation because of the growth it would create, such programs are now often viewed as a liability. Several MLPs and Marine Transportation companies have capital programs that must be funded with external capital, and we are watching these companies closely to see if they can either (i) find outside capital and/or joint venture partners or (ii) successfully renegotiate their capital commitments and/or debt covenants. While we were encouraged by the recent investment grade debt offerings in the MLP sector, significant congestion in the capital markets must be cleared up before equity prices in our energy sub-sectors trade closer to historical valuation levels.

We are also monitoring very closely the commodity price environment and the impact — both direct and indirect — that commodity prices are having on the financial results of the Canadian Royalty Trusts sector, the Coal sector and the MLP sector. While we do not expect the recent decline in consumption of gasoline and other refined products to have a material impact on the MLP sector, a sustained period of curtailed drilling activity will reduce volumes gathered, processed and transported. Furthermore, lower commodity prices will have a negative impact on the unhedged portion of the revenue streams of certain natural gas gathering and processing companies.

We believe that the current capital markets and commodity price markets will cause cash distribution growth for MLPs to slow substantially in the first half of 2009. We believe that most MLP will be cautious in raising their distributions at a time when cash is king and liquidity is critical. While there may be isolated distribution cuts in the midstream sector, we believe such cuts will be limited unless the commodity price dislocation continues well beyond what we and other market participants anticipate.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS — (CONCLUDED)

Since the end of the quarter, many of the Canadian Royalty Trusts and certain of the Marine Transportation companies have reduced their dividends in response lower commodity prices and lower charter rates. While we believe there may be selective additional distributions cuts in the Canadian Royalty Trust sector, we believe such additional cuts will be more limited. In the Marine Transportation sector, we expect to see additional cuts from companies with high debt levels or without strong long-term charters. In general, we have focused on investing in the companies in this sector with high-quality long-term contracts and stable dividends.

The most frequent question that I receive is: “When will the market come back?” The recovery of each of our underlying sectors is largely dependent on the recovery of the financial sector, the global economy and the commodity markets. A full recovery to prior valuation levels could take some period of time. However, we can not forget that demand for energy products and services, both domestically and internationally, will continue to grow over the next several decades. As global economies begin to recover, resurging demand for energy sources will strengthen commodity prices and support oil, natural gas and coal production by the Canadian Royalty Trusts and Coal companies. Commodities will continue to be produced in areas that are exceedingly farther away from end users and existing infrastructure assets. Midstream MLPs and Marine Transportation companies — which provide the critical link between producers and consumers — will see demand for their services increase over time. As a result, we continue to be optimistic about the long-term prospects of both the energy infrastructure sector and the companies in our portfolio.

We look forward to continuing to execute on our business plan of achieving high after-tax total returns by investing in a diversified portfolio across MLPs, Canadian Royalty Trusts, Marine Transportation and Other Energy Companies. We invite you to visit our website at www.kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PORTFOLIO SUMMARY
NOVEMBER 30, 2008
(UNAUDITED)

Portfolio Investments by Category*

* As a percentage of total investments

Top Ten Holdings by Issuer

			Percent of
Holding		Sector	Total Investment

1.	Kinder Morgan Management, LLC	MLP Affiliates	15.0%

2.	Plains All American Pipeline, L.P.	MLP	6.9

3.	Enterprise Products Partners L.P.	MLP	4.4

4.	Enbridge Energy Management, L.L.C.	MLP Affiliates	4.0

5.	Crescent Point Energy Trust	Canadian Royalty Trust	2.9

6.	Enerplus Resources Fund	Canadian Royalty Trust	2.6

7.	Navios Maritime Holdings Inc.	Marine Transportation	2.3

8.	Athabasca Oil Sands Corp.	Canadian Upstream	2.2

9.	Nordic American Tanker Shipping Limited	Marine Transportation	2.1

10.	ARC Energy Trust	Canadian Royalty Trust	2.0

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008

This discussion contains forward looking statements and good faith estimates. The reader is referred to the disclosure on such matters at the beginning of this annual report.

Overview

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) is a non-diversified, closed-end fund with an investment objective to obtain a high total return with an emphasis on current income by investing primarily in securities of companies engaged in the energy industry. The Fund’s investments include master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”), marine transportation companies, and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. It is the Fund’s intention to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

At November 30, 2008, the Fund’s long-term investments were $554 million, compared to $1.3 billion at November 30, 2007. At November 30, 2008, equity and fixed income investments were 84% and 16%, respectively, of the Fund’s long-term investments.

At November 30, 2008, the Fund’s long-term investments were as follows:

	Number of		Percentage
	Portfolio	Amount	of Long-Term
	Companies	($ in 000s)	Investments

Category
Equity
MLP & MLP Affiliates	43	$300,172	54.2%
U.S. & Canadian Royalty Trust	12	106,836	19.3
Marine Transportation	14	52,445	9.5
Coal	3	3,841	0.7

Energy Debt	17	90,460	16.3

Total	89	$553,754	100.00%

MLP equity securities, which are generally treated as partnerships for federal income tax purposes, comprised 28.5% of the Fund’s long-term investments as of November 30, 2008. As a limited partner in the MLPs, the Fund is allocated its pro rata share of the MLP’s taxable income. During the fiscal year ended November 30, 2008, the Fund estimated that 90% of the MLP distributions received would be treated as a return of capital for tax purposes. During fiscal 2008, certain of the Fund’s royalty trusts and marine transportation companies had dividends or distributions that were estimated to be a return of capital for tax purposes. For financial reporting purposes, the Fund reflects its dividends and distributions net of the return of capital portion. As a result, only 10% of the cash distributions from MLPs received during the fiscal period and only a portion of the dividends and distributions received from certain non-MLP equity investments are included in investment income. The portion of the dividends and distributions that we received that are treated as a return of capital are reflected as a reduction in the cost basis of the Fund’s portfolio securities, which has the effect of increasing realized and unrealized gains by that same amount.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION — (CONCLUDED)
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008

Financial Review

During the fiscal year ended November 30, 2008, the Fund had a net decrease in net assets resulting from operations of $426.0 million before dividends/distributions to preferred stockholders of $10.8 million. The components of this decrease are (i) net investment income of $28.6 million, (ii) net realized losses of $38.8 million, and (iii) net change in unrealized losses of $415.8 million.

The Fund earned net investment income of $28.6 million during fiscal 2008. This consisted of net dividends and distributions of $37.5 million (net of $3.5 million of foreign taxes and the deduction of $28.9 million of cash dividends and distributions received by the Fund that were treated as a return of capital). Interest income on repurchase agreements and fixed income investments was $15.0 million. Expenses were $23.9 million, including $15.0 million of investment management fees and $6.6 million of interest and auction agent expenses.

Net realized losses during fiscal 2008 were $38.8 million, consisting of realized losses on investments of $34.1 million, gains on options of $6.6 million, losses of $10.7 million from payments pursuant to interest rate swap contracts and losses of $0.6 million on foreign currency transactions.

Net change in unrealized losses during fiscal 2008 was $415.8 million, consisting of unrealized losses on investments of $422.1 million, offset by gains on options of $1.0 million and an increase in the mark-to-market value of the interest rate swap contracts of $5.3 million.

As of November 30, 2008, the Fund had no outstanding borrowings under its credit facility and was not party to any interest rate swap contacts.

Dividends and Distributions

The Fund paid quarterly dividends/distributions totaling $66.2 million or $2.055 per share to its common stockholders during fiscal 2008. Payment of future distributions is subject to board approval, as well as meeting the covenants of the Fund’s senior debt and the asset coverage requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

Recent Events

On December 5, 2008, the Fund completed the repurchase of $60 million aggregate principal amount of its Senior Notes Series A, B and C (the “Senior Unsecured Notes”) at 103% of par value. The Fund utilized repurchase agreements and cash on hand to repurchase the Senior Unsecured Notes to comply with the asset coverage ratios as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

On January 9, 2009, the Fund paid a cash dividend/distribution to its common stockholders in the amount of $0.52 per share, for a total of $17.0 million. Of this total, $5.3 million was reinvested into the Fund pursuant to the Fund’s dividend reinvestment plan. In connection with that reinvestment, 379,119 shares of common stock were issued.

On January 19, 2009, the Fund reduced the credit commitment under its unsecured revolving credit facility with J.P. Morgan Chase Bank, N.A. from $200 million to $125 million.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2008
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 126.4%
Equity Investments(a) — 105.8%
United States — 82.9%
MLP(b)(c) — 39.1%
Atlas Energy Resources, LLC	355	$5,965
Atlas Pipeline Partners, L.P.	549	3,996
BreitBurn Energy Partners L.P.	251	2,128
Calumet Specialty Products Partners, L.P.	216	1,990
Capital Product Partners L.P.(d)	507	4,364
Constellation Energy Partners LLC	32	170
Copano Energy, L.L.C.	46	555
Copano Energy, L.L.C. — Unregistered, Class D Units(e)(f)	114	1,125
Crosstex Energy, L.P.	616	3,686
DCP Midstream Partners, LP	249	2,043
Eagle Rock Energy Partners, L.P.	117	927
Energy Transfer Equity, L.P.	56	929
Energy Transfer Partners, L.P.	130	4,300
Enterprise Products Partners L.P.	1,350	28,844
EV Energy Partners, L.P.	12	157
Exterran Partners, L.P.	233	2,537
Global Partners LP	227	2,589
Hiland Holdings GP, LP	64	249
Hiland Partners, LP	59	610
Holly Energy Partners, L.P.	74	1,473
Inergy Holdings, L.P.	81	1,659
Inergy, L.P.	243	4,039
Magellan Midstream Partners, L.P.	147	4,401
MarkWest Energy Partners, L.P.	270	3,451
Martin Midstream Partners L.P.	311	5,500
Natural Resource Partners L.P.	41	678
Navios Maritime Partners L.P.(d)	641	2,838
ONEOK Partners, L.P.(g)	58	2,722
OSG America L.P.	172	802
Penn Virginia Resource Partners, L.P.	309	4,021
Pioneer Southwest Energy Partners L.P.	25	371
Plains All American Pipeline, L.P.(h)	1,318	45,076
Regency Energy Partners LP	440	3,996
Targa Resources Partners LP	337	2,924
TC PipeLines, LP	206	4,648
Teekay LNG Partners L.P.	83	1,166
Teekay Offshore Partners L.P.(d)	661	6,611
TEPPCO Partners, L.P.	87	1,979
Western Gas Partners, LP	208	2,784
Williams Partners L.P	234	3,287

		171,590

MLP Affiliates — 29.4%
Atlas America, Inc.	176	2,638
Crosstex Energy, Inc.	182	756
Enbridge Energy Management, L.L.C.(i)	942	26,570

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2008
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

MLP Affiliates — (Continued)
Kinder Morgan Management, LLC(i)	2,391	$98,618

		128,582

Marine Transportation — 12.0%
Aries Maritime Transport Limited	1,111	845
Arlington Tankers Ltd.	134	1,280
DHT Maritime, Inc.	1,692	9,055
Diana Shipping Inc.	249	2,200
Genco Shipping & Trading Limited	157	1,427
General Maritime Corporation	104	1,343
Nordic American Tanker Shipping Limited	467	13,637
OceanFreight, Inc.	360	1,243
Omega Navigation Enterprises, Inc.	792	5,058
Paragon Shipping Inc.	699	3,120
Safe Bulkers, Inc.	360	1,495
Seaspan Corporation	256	1,901
Ship Finance International Limited	133	1,584
Teekay Tankers Ltd.	756	8,257

		52,445

Coal — 0.9%
Alpha Natural Resources, Inc.(j)	57	1,264
Patriot Coal Corporation(j)	183	1,550
Peabody Energy Corporation	44	1,027

		3,841

Royalty Trust — 1.5%
MV Oil Trust	559	5,671
Whiting USA Trust I	67	866

		6,537

Total United States (Cost $516,948)		362,995

Canada — 22.9%
Royalty Trust — 22.9%
ARC Energy Trust	822	13,311
Baytex Energy Trust	830	12,453
Bonavista Energy Trust	526	7,632
Crescent Point Energy Trust	870	19,111
Enerplus Resources Fund	718	17,116
NAL Oil & Gas Trust	1,359	8,972
Penn West Energy Trust	284	4,438
Vermilion Energy Trust	523	11,230
Westshore Terminals Income Fund	153	1,376
Zargon Energy Trust	445	4,660

Total Canada (Cost $139,853)		100,299

Total Equity Investments (Cost $656,801)		463,294

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2008
(amounts in 000’s)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Energy Debt Investments — 20.6%
United States — 17.3%
Coal — 2.2%
Massey Energy Company(k)	3.250%	8/01/15	$11,500	$5,606
Penn Virginia Corporation(k)	4.500	11/15/12	5,450	3,924

				9,530

Marine Transportation — 4.1%
Navios Maritime Holdings Inc.	9.500	12/15/14	25,250	15,150
Overseas Shipholding Group, Inc.	7.500	2/15/24	4,000	2,630

				17,780

Midstream — 3.0%
El Paso Corporation	7.000	6/15/17	4,500	3,204
El Paso Corporation	7.750	1/15/32	4,000	2,520
Targa Resources, Inc.	8.500	11/01/13	7,925	4,358
Targa Resources Investments, Inc.	(l)	2/09/15	7,322	3,295

				13,377

Oilfield Services — 1.9%
Dresser, Inc.	(m)	5/04/15	13,000	8,190

Upstream — 5.4%
Carrizo Oil & Gas, Inc.(k)	4.375	6/01/28	4,000	2,000
CDX Funding, LLC	(n)	3/31/13	3,750	2,063
Hilcorp Energy Company	7.750	11/01/15	6,589	4,711
Mariner Energy, Inc.	8.000	5/15/17	6,000	3,210
Mariner Energy, Inc.	7.500	4/15/13	4,000	2,600
Petrohawk Energy Corporation	9.125	7/15/13	12,000	9,180

				23,764

Other Energy — 0.7%
Energy Future Holdings Corp.(o)	10.250	11/01/15	5,000	3,200

Total United States (Cost $109,619)				75,841

Canada — 3.3%
Upstream — 3.3%
Athabasca Oil Sands Corp. (Cost $19,046)	13.000	7/30/11	19,500	14,619

Total Fixed Income Investments (Cost $128,665)				90,460

Total Long-Term Investments (Cost $785,466)				553,754

Short-Term Investment — 23.5%
Repurchase Agreement — 23.5%
J.P. Morgan Securities Inc. (Agreement dated 11/28/2008 to be repurchased at $102,749), collateralized by $105,732 in U.S. Treasury Notes (Cost $102,749)	0.100	12/01/08		102,749

Total Investments — 149.9% (Cost $888,215)				656,503

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONCLUDED)
NOVEMBER 30, 2008
(amounts in 000’s)

	No. of
Description	Contracts	Value

Liabilities
Call Option Contracts Written(j)
United States
MLP
ONEOK Partners, L.P., call option expiring 12/20/2008 @ $55.00 (Premium received $50)	400	$(4)

Senior Unsecured Notes		(225,000)
Other Liabilities		(9,307)

Total Liabilities		(234,311)
Other Assets		15,754

Total Liabilities in Excess of Other Assets		(218,557)

Net Assets Applicable To Stockholders		$437,946

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Unless otherwise noted, securities are treated as a publicly traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly traded partnerships. Although the Fund had 36.0% of its net assets invested in securities treated as publicly traded partnerships at November 30, 2008, the Fund had less than 25% of its total assets invested in these securities. It is the Fund’s intention to be treated as a RIC for tax purposes.

(c)	Includes Limited Liability Companies.

(d)	Security is not treated as a publicly-traded partnership for RIC qualification purposes.

(e)	Fair valued and restricted security. (See Notes 2, 3 and 6).

(f)	Security is currently not paying cash distributions but is expected to pay cash distributions or convert to securities which pay cash distributions within the next 18 months.

(g)	Security or a portion thereof is segregated as collateral on option contracts written.

(h)	The Fund believes that it is an affiliate of Plains All American Pipeline, L.P. (See Note 5).

(i)	Distributions are paid-in-kind.

(j)	Security is non-income producing.

(k)	Convertible security.

(l)	Floating rate senior secured term loan facility. Security pays paid in-kind interest at a rate of LIBOR + 500 basis points (9.11% as of November 30, 2008).

(m)	Floating rate senior secured second lien term loan. Security pays interest at a rate of LIBOR + 575 basis points (7.99% as of November 30, 2008).

(n)	Floating rate senior secured second lien term loan. Security pays interest at a prime rate of 4.00% + 525 basis points and 200 basis points default penalty (11.25% as of November 30, 2008). As of November 30, 2008, CDX Funding, LLC was in payment default under the floating rate senior secured second lien term loan (See Note 2.I).

(o)	Energy Future Holdings Corp., formerly TXU Corp., is a privately-held energy company with a portfolio of competitive and regulated energy subsidiaries, including TXU Energy, Oncor and Luminant.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2008
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $743,989)	$508,678
Affiliated (Cost — $41,477)	45,076
Repurchase agreement (Cost — $102,749)	102,749

Total investments (Cost — $888,215)	656,503
Cash denominated in foreign currency (Cost — $403)	419
Receivable for securities sold (Cost — $7,167)	7,158
Interest, dividends and distributions receivable (Cost — $6,449)	6,392
Deferred debt issuance costs and other, net	1,785

Total Assets	672,257

LIABILITIES
Payable for securities purchased (Cost — $3,850)	3,850
Investment management fee payable	750
Call option contracts written, at fair value (Premiums received — $50)	4
Accrued directors’ fees and expenses	52
Accrued expenses and other liabilities	4,655
Senior Unsecured Notes (See Note 13 — Subsequent Events)	225,000

Total Liabilities	234,311

NET ASSETS	$437,946

NET ASSETS CONSIST OF
Common stock, $0.001 par value (32,601,414 shares issued and outstanding and 199,979,000 shares authorized)	$33
Paid-in capital, less distributions in excess of taxable income	708,547
Accumulated net investment income less distributions not treated as tax return of capital	(332)
Accumulated net realized losses less distributions not treated as tax return of capital	(38,588)
Net unrealized losses on investments, foreign currency translations, options and interest rate swap contracts	(231,714)

NET ASSETS	$437,946

NET ASSET VALUE PER SHARE	$13.43

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$61,506
Affiliated investments	4,845

Total dividends and distributions (after foreign taxes withheld of $3,496)	66,351
Return of capital	(28,875)

Net dividends and distributions	37,476
Interest (after foreign taxes withheld of $74)	14,951

Total Investment Income	52,427

Expenses
Investment management fees	14,983
Administration fees	697
Professional fees	482
Reports to stockholders	233
Custodian fees	194
Directors’ fees	179
Insurance	170
Other expenses	351

Total Expenses — Before Interest Expense and Auction Agent Fees	17,289
Interest expense	6,414
Auction agent fees	174

Total Expenses	23,877

Net Investment Income	28,550

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	(34,114)
Foreign currency transactions	(606)
Options written	6,623
Interest rate swap contracts	(10,660)

Net Realized Losses	(38,757)

Net Change in Unrealized Gains/(Losses)
Investments	(422,105)
Foreign currency translations	(19)
Options written	1,049
Interest rate swap contracts	5,312

Net Change in Unrealized Losses	(415,763)

Net Realized and Unrealized Loss	(454,520)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(425,970)
DIVIDENDS/DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(10,773)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(436,743)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended
	November 30,
	2008	2007

OPERATIONS
Net investment income	$28,550	$34,782
Net realized gains/(losses)	(38,757)	38,505
Net change in unrealized gains/(losses)	(415,763)	115,785

Net Increase/(Decrease) in Net Assets Resulting from Operations	(425,970)	189,072

DIVIDENDS/DISTRIBUTIONS TO PREFERRED STOCKHOLDERS(1)
Dividends from net investment income	(10,773)	(7,254)
Dividends from net realized short-term capital gains	—	(4,653)
Distributions from net realized long-term capital gains	—	(4,194)

Dividends/Distributions to Preferred Stockholders	(10,773)	(16,101)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends from net investment income	(12,116)	(26,509)
Dividends from net realized short-term capital gains	—	(17,004)
Distributions from net realized long-term capital gains	—	(15,329)
Distributions — return of capital	(54,070)	—

Dividends/Distributions to Common Stockholders	(66,186)	(58,842)

CAPITAL STOCK TRANSACTIONS
Underwriting costs and offering expenses	(89)	—
Underwriting discounts and offering expenses associated with the issuance of preferred stock	—	131
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	956	—
Issuance of 157,901 newly issued shares of common stock from reinvestment of distributions	2,206	—
Issuance of 237,646 and 526,629 from treasury shares of common stock from reinvestment of distributions	3,368	14,111

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	6,441	14,242

Total Increase/(Decrease) in Net Assets Applicable to Common Stockholders	(496,488)	128,371

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	934,434	806,063

End of year	$437,946	$934,434

(1)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to preferred stockholders and common stockholders for the fiscal years ended November 30, 2008 and November 30, 2007 as either dividend (ordinary income) or distribution (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(425,970)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	28,875
Realized losses on investments, options and interest rate swap contracts	38,151
Unrealized losses (excluding impact on cash of $21 of foreign currency translations)	415,784
Accretion of bond discount	(253)
Purchase of investments	(755,601)
Proceeds from sale of investments	996,308
Purchase of short-term investments, net	(101,834)
Decrease in deposits with brokers	4,250
Increase in receivable for securities sold	(4,059)
Increase in interest, dividend and distributions receivables	(205)
Increase in deferred debt issuance costs and other	(35)
Decrease in payable for securities purchased	(9,937)
Decrease in investment management fee payable	(554)
Decrease in option contracts written, net	(797)
Increase in accrued expenses and other liabilities	3,855

Net Cash Provided by Operating Activities	187,978

CASH FLOWS FROM FINANCING ACTIVITIES
Redemption of Auction Rate Preferred Stock	(299,044)
Proceeds from the issuance of Senior Unsecured Notes	225,000
Offering costs associated with the issuance of Senior Unsecured Notes	(1,549)
Repayments under revolving credit facility	(41,000)
Underwriting costs and offering expenses	(89)
Cash dividends and distributions paid to preferred stockholders	(10,773)
Cash dividends and distributions paid to common stockholders	(60,612)

Net Cash Used in Financing Activities	(188,067)

NET DECREASE IN CASH	(89)
CASH — BEGINNING OF YEAR	508

CASH — END OF YEAR	$419

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $5,574 pursuant to the Fund’s dividend reinvestment plan.

During the fiscal year ended November 30, 2008, state taxes paid were $116 and interest paid was $2,359.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

							For the Period
	For the Fiscal Year Ended						June 28, 2005(1)
	November 30,						through
	2008		2007		2006		November 30, 2005

Per Share of Common Stock
Net asset value, beginning of period	$29.01		$25.44		$24.13		$23.84	(2)
Income from Investment Operations(3)
Net investment income	0.88		1.09		1.17		0.23
Net realized and unrealized gains/(losses)	(14.09)		4.82		2.34		0.33

Total income/(loss) from investment operations	(13.21)		5.91		3.51		0.56

Dividends/Distributions — Preferred Stockholders(3)
Dividends from net investment income	(0.34)		(0.23)		(0.44)		—
Dividends from net realized short-term capital gains	—		(0.14)		—		—
Distributions from net realized long-term capital gains	—		(0.13)		—		—

Total dividends/distributions — Preferred Stockholders	(0.34)		(0.50)		(0.44)		—

Dividends/Distributions — Common Stockholders
Dividends from net investment income	(0.38)		(0.83)		(0.86)		(0.23)
Dividends from net realized short-term capital gains	—		(0.53)		(0.81)		(0.04)
Distributions from net realized long-term capital gains	—		(0.48)		—		—
Distributions — return of capital	(1.68)		—		(0.03)		—

Total dividends/distributions — Common Stockholders	(2.06)		(1.84)		(1.70)		(0.27)

Capital Stock Transactions(3)
Effect of common stock repurchased	—		—		0.05		—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—		—		(0.11)		—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	0.03		—		—		—

Total capital stock transactions	0.03		—		(0.06)		—

Net asset value, end of period	$13.43		$29.01		$25.44		$24.13

Market value per share of common stock, end of period	$10.53		$25.79		$25.00		$21.10

Total investment return based on common stock market value(4)	(55.2)%		10.2%		27.2%		(14.6)%
Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$437,946		$934,434		$806,063		$776,963
Ratio of expenses to average net assets:(6)
Excluding investment management fee waivers, interest expense and auction agent fees	1.9%		2.0%		2.0%		1.7%
Excluding investment management fee waivers	2.6%		2.2%		2.1%		1.7%
Including investment management fee waivers	2.6%		2.1%		1.8%		1.5%
Ratio of net investment income to average net assets	3.1%		3.8%		4.6%		2.3%
Net increase/(decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(47.7)%		19.1%		12.3%		2.4	%(7)
Portfolio turnover rate	65.0%		52.1%		63.8%		23.2	%(7)
Senior Unsecured Notes outstanding, end of period	$225,000		—		—		—
Revolving credit facility, end of period	—		$41,000		—		$40,000
Auction Rate Preferred Stock, end of period	—		$300,000		$300,000
Asset coverage of total debt — (Debt Incurrence and Dividend Payment Test)	294.6	%(8)(9)	—		—		—
Asset coverage of total leverage — (Debt and Preferred Stock)	294.6	%(9)(10)	374.0	%(10)	368.7	%(10)	—
Average amount of borrowings outstanding per share of common stock during the period	$1.43		$0.53		$0.08		—

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(3)	Based on average shares of common stock outstanding of 32,258,146; 32,036,996; 31,809,344 and 32,204,000 for the fiscal years ended November 30, 2008 through 2006 and for the period June 28, 2005 through November 30, 2005, respectively.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS — (CONCLUDED)
(amounts in 000’s, except share and per share amounts)

(4)	Not annualized for the period June 28, 2005 through November 30, 2005. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized.

(6)	The following table sets forth the components of the ratio of expenses to average total assets and average net assets applicable to common stockholders for each period presented in our Financial Highlights.

	Ratio of Expenses to:
	Average Total Assets as				Average Net Assets as
	of November 30,				of November 30,
	2008	2007	2006	2005	2008	2007	2006	2005
Management fees	1.2%	1.2%	1.2%	1.2%	1.6%	1.7%	1.7%	1.3%
Other expenses	0.3	0.2	0.2	0.4	0.3	0.3	0.3	0.4
Total expenses — excluding management fee waivers, interest expense and auction agent fees	1.5%	1.4%	1.4%	1.6%	1.9%	2.0%	2.0%	1.7%
Interest expense and auction agent fees	0.5	0.2	0.1	—	0.7	0.2	0.1	—
Total expenses — excluding management fee waivers	2.0%	1.6%	1.5%	1.6%	2.6%	2.2%	2.1%	1.7%
Management Fee Waivers	—	(0.1)	(0.2)	(0.2)	—	(0.1)	(0.3)	(0.2)
Total expenses — including management fee waivers, interest expense and auction agent fees	2.0%	1.5%	1.3%	1.4%	2.6%	2.1%	1.8%	1.5%

Average total assets	$1,203,989	$1,240,766	$1,100,467	$795,136
Average net assets					$915,456	$906,692	$802,434	$759,550

(7)	Not annualized.

(8)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may neither declare nor make any distribution on its common Stock nor can it incur additional indebtedness if at the time of such incurrence asset coverage with respect to senior securities representing indebtedness would be less than 300%. For Purposes of this test the revolving credit facility is considered a senior security representing indebtedness.

(9)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008 the Fund entered into an agreement to repurchase $60,000 of Senior Unsecured Notes, which closed on December 5, 2008. Upon the closing of the repurchase of the Senior Unsecured Notes, the Fund was in compliance with the 1940 Act and with its covenants required under the Senior Unsecured Notes agreements. (See Note 10 — Senior Unsecured Notes and Preferred Stock and Note 13 — Subsequent Events).

(10)	Calculated pursuant to section 18(a)(2)(A) and section 18(a)(2)(B) of the 1940 Act. Represents the value of total assets less all liabilities not represented by preferred stock and senior securities representing indebtedness divided by the aggregate amount of preferred stock and senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional preferred stock if at the time of such declaration or incurrence its asset coverage with respect to all senior securities would be less than 200%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2008
(amounts in 000’s, except option contracts, share and per share amounts)

1.	Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded, energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis and such calculation is made available on its website, www.kaynefunds.com. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable and any borrowings) by the total number of common shares outstanding.

C. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities that are considered corporate bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For fixed income securities that are considered corporate bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell fixed income securities at the quoted prices due to the lack of liquidity for these securities.

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available,

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts, share and per share amounts)

valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“KAFA” or the “Adviser”) investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by KAFA, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an applicable discount in accordance with a method- ology approved by the Valuation Committee.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

At November 30, 2008, the Fund held 0.3% of its net assets applicable to common stockholders (0.2% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate fair value of $1,125. (See Note 6 — Restricted Securities).

On March 19, 2008, the FASB released SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” SFAS No. 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS No. 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the financial statements has not yet been determined.

D. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Fund enters into repurchase agreements are banks and broker/dealers which

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts, share and per share amounts)

KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

E. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At November 30, 2008, the Fund had no open short sales.

F. Option Writing — When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option (See Note 7 — Option Contracts for more detail on option contracts written and purchased).

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

H. Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs and royalty trusts generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and royalty trust and other industry sources. These estimates may subse- quently be revised based on information received from MLPs and royalty trusts after their tax reporting periods are concluded.

For the fiscal year ended November 30, 2008, the Fund estimated that 90% of the MLP distributions received and 2% of Canadian Royalty Trust distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $28,875 of dividends and distributions received from its investments. Included in this amount is a decrease of $367 attributed to distributions received in fiscal 2007 based on tax reporting information received by the Fund in fiscal 2008. This resulted in an equivalent reduction in the cost basis of the associated investments. Net Realized Losses and Net Change in Unrealized Losses in the accompanying Statement

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts, share and per share amounts)

of Operations were decreased by $16,040 and $12,835, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments.

I. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. In accordance with Statement of Position (“SOP”) 93-1, Financial Accounting and Reporting for High-Yield Debt Securities by Investment Companies, to the extent that interest income to be received is not expected to be realized, a reserve against income is established.

As of November 30, 2008, the Fund has $0.5 million of past due interest accrued on its investment in CDX Funding LLC, which is currently in payment default. The Fund has not established a reserve against this income because it believes this interest will be collected.

J. Dividends and Distributions to Stockholders — Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends/distributions made during the year may differ from their ultimate characterization for federal income tax purposes. Dividend and distributions to stockholders of each series of the Fund’s Auction Rate Preferred Stock (the “Preferred Stock”) were accrued on a daily basis and are determined as described in Note 10 — Senior Unsecured Notes and Preferred Stock. The Fund’s dividends and distributions may be comprised of return of capital and ordinary income, which is based on the earnings and profits of the Fund. The Fund is unable to make final determinations as to the tax character of the dividend/distributions until the January after the end of the current fiscal year. The Fund informs its common stockholders of the tax character of dividends and distributions made during that fiscal year in January following such fiscal year.

K. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

L. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

Income and capital gain distributions made by Regulated Investment Companies often differ from the aggregate GAAP basis net investment income and net realized gains. For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, royalty trusts and certain other of its investments. As of November 30, 2008, accumulated dividends and distributions to preferred and common stockholders exceeded accumulated net investment income and net realized gains for GAAP purposes by $103,556. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions. As of November 30, 2008, the principal temporary differences were (a) realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments and (c) other basis adjustments in the Fund’s MLPs and other investments. For purposes of characterizing the nature of the dividend/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes is treated as a return of capital. Earnings and profits differ from the taxable income due principally to adjustments related to the Fund’s investments in MLPs. During the fiscal year ended November 30, 2008, the Fund reclassified $8,387 to accumulated net investment income from paid-in capital primarily due to distributions in excess of taxable net investment income. The Fund also reclassified $7,562 of accumulated capital losses to accumulated net investment income due to permanent differences between GAAP and tax treatment of certain net realized losses.

The tax basis of the components of distributable earnings can differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary differences between the carrying amounts of assets and

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts, share and per share amounts)

liabilities for financial reporting purposes and the amounts used for income tax purposes. At November 30, 2008, there were no distributable earnings on a tax basis for the Fund.

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Capital loss carryforward	(28,220)
Unrealized depreciation	(250,094)

Total accumulated deficit	$(278,314)

At November 30, 2008, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $28,220 expiring in 2016.

For the fiscal year ended November 30, 2008, the tax character of the total $66,186 dividends and distributions paid to common stockholders was $12,116 (ordinary income) and $54,070 (return of capital). For the fiscal year ended November 30, 2008, the tax character of the $10,773 cash distribution paid to preferred stockholders was entirely ordinary income.

For the fiscal year ended November 30, 2007, the tax character of the total $58,842 dividends and distributions paid to common stockholders was $43,513 (ordinary income) and $15,329 (capital gains). For the fiscal year ended November 30, 2007, the tax character of the $16,101 cash distribution paid to preferred stockholders was $11,907 (ordinary income) and $4,194 (capital gains).

At November 30, 2008, the identified cost of investments for federal income tax purposes was $906,595, and the net cash received on option contracts written was $50. At November 30, 2008, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$19,021
Gross unrealized depreciation of investments (including options)	(269,067)

Net unrealized depreciation before foreign currency related translations	(250,046)
Unrealized depreciation on foreign currency related translations	(48)

Net unrealized depreciation	$(250,094)

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax.

Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenure of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

As of December 1, 2007, the Fund adopted FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

The adoption of the interpretation did not have a material effect on the Fund’s net asset value. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2008, the Fund does not have any interest or

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts, share and per share amounts)

penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

M. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

N. Derivative Financial Instruments — The Fund uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Fund does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period are included as unrealized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. As of November 30, 2008, the Fund did not have any interest rate swap contracts outstanding.

O. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

SFAS No. 157.  In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

As of December 1, 2007, the Fund adopted SFAS No. 157. The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of this standard did not have any material effect on the Fund’s

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts, share and per share amounts)

net asset value. However, the adoption of the standard does require the Fund to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Fund’s periodic filings.

SFAS No. 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents our assets and liabilities measured at fair value on a recurring basis at November 30, 2008.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Assets at Fair Value
Long-Term Investments	$553,754	$462,169	$90,460	$1,125

Liabilities at Fair Value
Option Contracts Written	$4	—	$4	—

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2007 and at November 30, 2008.

Long-Term
Investments
Assets at Fair Value Using Unobservable Inputs (Level 3)
Balance — November 30, 2007	$31,584
Transfers out of Level 3	(34,084)
Realized gain (losses)	—
Unrealized losses, net	(1,875)
Purchases, issuances or settlements	5,500

Balance — November 30, 2008	$1,125

The $1,875 of unrealized losses, net, presented in the table above relate to investments that are still held at November 30, 2008, and the Fund presents these unrealized losses in the Statement of Operations — Net Change in Unrealized Gains (Losses).

The Fund did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2007 and at November 30, 2008.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts, share and per share amounts)

4.	Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of the aggregate of its net assets and borrowings (“total assets”) in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities of Energy Companies. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

5.	Agreements and Affiliations

A.  Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund.

For the fiscal year ended November 30, 2008, the Fund paid and accrued management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

B.  Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts, share and per share amounts)

have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Plains All American, L.P. — Robert V. Sinnott is a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management and various advisory clients of KACALP and KAFA own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Fund, own units in Plains All American Pipeline, L.P. The Fund believes that it is an affiliate of Plains All American, L.P. under the 1940 Act.

6.	Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, and cannot, as a result, be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At November 30, 2008, the Fund held the following restricted securities.

			Number of
			Units or				Fair	Percent	Percent
		Type of	Principal ($)	Acquisition	Cost	Fair	Value per	of Net	of Total
Investment	Security	Restriction	(in 000s)	Date	Basis	Value	Unit	Assets	Assets

Copano Energy, L.L.C.	Class D Units	(1)	114	3/14/2008	$3,000	$1,125	$9.85	0.3%	0.2%

Total of securities valued in accordance with procedures established by the Board of Directors(2)					$3,000	$1,125		0.3%	0.2%

Athabasca Oil Sands Corp.	Corporate Bonds	(3)	$19,500	(4)	$19,046	$14,619	n/a	3.3%	2.2%
CDX Funding, LLC	Term Loan	(3)	$3,750	(4)	3,792	2,063	n/a	0.5	0.3
Dresser, Inc.	Term Loan	(3)	$13,000	(4)	12,320	8,190	n/a	1.9	1.2
Energy Future Holdings Corp.	Corporate Bonds	(3)	$5,000	(4)	3,924	3,200	n/a	0.7	0.5
Hilcorp Energy Company	Corporate Bonds	(3)	$6,589	(4)	6,345	4,711	n/a	1.1	0.7
Targa Resources Investments, Inc.	Term Loan	(3)	$7,322	(4)	5,317	3,295	n/a	0.7	0.5

Total of securities valued by prices provided by market maker or independent pricing service(5)(6)					$50,744	$36,078		8.2%	5.4%

Total of all restricted securities					$53,744	$37,203		8.5%	5.6%

(1)	Unregistered security of a publicly-traded company.

(2)	Restricted security that represents Level 3 categorization under SFAS No. 157 where reliable market quotes are not readily available. Security is valued in accordance with the procedures established by the board of directors as more fully described in Note 2 — Significant Accounting Policies.

(3)	Unregistered security of a private company.

(4)	Acquired at various times throughout the current fiscal period and/or prior fiscal year.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts, share and per share amounts)

(5)	Securities with a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank or principal market maker. These securities have limited trading volume and are not listed on a national exchange. The syndicate bank or principal market maker is the active exchange for such securities.

(6)	Restricted securities that represent Level 2 categorization under SFAS No. 157. Securities are valued using prices provided by a principal market maker, syndicate bank or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies.

7.	Option Contracts

Transactions in option contracts for the fiscal year ended November 30, 2008 were as follows:

	Number of
	Contracts	Premium

Put Options Purchased
Options outstanding at beginning of year	—	—
Options purchased	8,503	$1,263
Options exercised	(750)	(52)
Options expired	(7,753)	(1,211)

Options outstanding at end of year	—	—

Call Options Written
Options outstanding at beginning of year	4,000	$847
Options written	50,019	14,773
Options written terminated in closing purchase transactions	(15,588)	(4,886)
Options exercised	(22,573)	(5,995)
Options expired	(15,458)	(4,689)

Options outstanding at end of year	400	$50

8.	Investment Transactions

For the fiscal year ended November 30, 2008, the Fund purchased and sold securities in the amount of $755,601 and $996,308 (excluding short-term investments, options and interest rate swaps), respectively.

9.	Revolving Credit Facility

On May 28, 2008, the Fund entered into a new $200,000 committed revolving credit facility (the “New Facility”). Prior to the New Facility, the Fund had an uncommitted secured revolving credit facility with Custodial Trust Company (“CTC”), under which the Fund borrowed from CTC an aggregate amount of up to the lesser of $200,000 or the maximum amount the Fund was permitted to borrow under the 1940 Act, subject to certain limitations imposed by CTC. The New Facility has a 364-day commitment terminating on May 27, 2009 that may be extended for additional non-overlapping 364-day periods if mutually agreed upon by both the Fund and CTC, an affiliate of the Fund’s administrator, Bear Stearns Funds Management Inc. The New Facility was initially a secured facility, under which the Fund accrued interest daily at a rate equal to one-month LIBOR plus 1.25%. However, such facility was converted to unsecured on August 13, 2008 to coincide with the Fund’s private placement issuance of the Senior Unsecured Notes to refinance its Preferred Stock. Outstanding loan balances under the unsecured facility accrue interest daily at a rate equal to one-month LIBOR plus 1.65%. The Fund will pay a fee equal to a rate of 0.5% per annum on any unused amounts of the New Facility. The credit facility contains various covenants of the Fund related to other indebtedness, liens and limits on the Fund’s overall leverage. A full copy of the New Facility can be found on the Fund’s website, www.kaynefunds.com.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts, share and per share amounts)

On August 29, 2008 the New Facility was assigned by CTC to its affiliate JPMorgan Chase Bank, N.A.

For the fiscal year ended November 30, 2008, the average amount outstanding under the New Facility was $46,220 with a weighted average interest rate of 4.16%. As of November 30, 2008, the Fund did not have any outstanding borrowings under the New Facility.

On January 19, 2009, the Fund reduced the credit commitment under its unsecured revolving credit facility with J.P.Morgan Chase Bank, N.A. from $200,000 to $125,000 (See Note 13 — Subsequent Events).

10.	Senior Unsecured Notes and Preferred Stock

At November 30, 2008, the Fund had $225,000 aggregate principal amount of senior unsecured fixed rate notes (collectively, the “Senior Unsecured Notes”) outstanding. The Senior Unsecured Notes were issued on August 13, 2008 in a private placement offering to institutional accredited investors and are not listed on any exchange or automated quotation system. The table below sets forth the key terms of each series of the Senior Unsecured Notes:

		Fixed
Series	Principal(1)	Interest Rate	Maturity

A	$53,000	5.65%	8/13/2011
B	35,000	5.90%	8/13/2012
C	137,000	6.06%	8/13/2013

Total	$225,000

(1)	On December 5, 2008, the Fund redeemed $60,000 of aggregate principal amount of its Senior Unsecured Notes ($44,000 — Series A, $7,000 — Series B and $9,000 — Series C) to comply with the asset coverage ratios as required by the 1940 Act (See Note 13 — Subsequent Events).

The Senior Unsecured Notes contain various covenants of the Fund related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Unsecured Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Unsecured Notes would be less than 300%.

The Senior Unsecured Notes are redeemable in certain circumstances at the option of the Fund. The Senior Unsecured Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner. A full copy of the notes purchase agreement can be found on the Fund’s website, www.kaynefunds.com.

The Senior Unsecured Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

The Fund used the net proceeds from the August 2008 offering to redeem $155,875 aggregate liquidation value of the Fund’s three outstanding series of Preferred Stock with the balance of these proceeds used for the partial repayment of borrowings under its revolving credit facility. Prior to August 2008, the Fund had several other transactions that reduced its then outstanding Preferred Stock. On April 2, 2008, a large financial institution made an unsolicited offer to sell to the Fund 765 shares of the Fund’s Series B Preferred Stock for $18,169 (the liquidation value of such shares was $19,125). In June and July 2008, the Fund redeemed an additional $125,000 aggregate liquidation value of the Fund’s Series A, B and C Preferred Stock at 100% of par. Upon deposit of the redemption

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts, share and per share amounts)

funds on August 13, 2008, the Preferred Stock was no longer deemed outstanding pursuant to the terms of the Articles Supplementary governing the Preferred Stock.

Prior to the redemption of the Preferred Stock, holders were entitled to receive cash dividend payments at an annual rate that varied for each rate period. Following the redemption of the Preferred Stock, the 21,000 shares of Preferred Stock remain authorized, but unissued, and are no longer deemed outstanding. The weighted average dividend rates of Preferred Stock during the fiscal year ended November 30, 2008 were 5.28%, 5.44% and 5.19% for Series A, B and C, respectively. These weighted average dividend rates were based on the weekly auctions of the Preferred Stock and did not include commissions paid to the auction agent.

At November 30, 2008, the Fund’s asset coverage ratio, pursuant to the 1940 Act, was less than 300%. However, on December 2, 2008 the Fund entered into an agreement to repurchase $60,000 of Senior Unsecured Notes, which closed on December 5, 2008. Upon the closing of the repurchase of the Senior Unsecured Notes, the Fund was in compliance with the 1940 Act and with its covenants required under the Senior Unsecured Notes agreements.

11.	Interest Rate Swap Contracts

The Fund had entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage.

At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment.

On August 29, 2008, the Fund terminated $265,000 aggregate notional amount of interest rate swap contracts with a weighted average fixed interest rate of 4.42% for $8,509. As of November 30, 2008, the Fund did not have any outstanding interest rate swap contracts.

12.	Common Stock

The Fund has 199,979,000 shares of common stock authorized. Of the 32,601,414 shares of common stock outstanding at November 30, 2008, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2008 were as follows:

Shares outstanding at November 30, 2007	32,205,867
Shares issued through reinvestment of dividends and distributions	395,547

Shares outstanding at November 30, 2008	32,601,414

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (CONCLUDED)
(amounts in 000’s, except option contracts, share and per share amounts)

13.	Subsequent Events

On December 5, 2008, the Fund completed the repurchase of $60,000 aggregate principal amount of its Senior Unsecured Notes at 103% of par value, as detailed in the table below. The Fund utilized repurchase agreements and cash on hand to repurchase the Senior Unsecured Notes to comply with the asset coverage ratios as required by the 1940 Act.

	Principal Before	Principal	Principal
Series	Redemption	Redeemed	Remaining	Maturity

A	$53,000	$44,000	$9,000	8/13/2011
B	35,000	7,000	28,000	8/13/2012
C	137,000	9,000	128,000	8/13/2013

Total	$225,000	$60,000	$165,000

On January 9, 2009, the Fund paid a cash dividend/distribution to its common stockholders in the amount of $0.52 per share, for a total of $16,953. Of this total, $5,338 was reinvested into the Fund pursuant to the Fund’s dividend reinvestment plan. In connection with that reinvestment, 379,119 shares of common stock were issued.

On January 19, 2009, the Fund reduced the credit commitment under its unsecured revolving credit facility with J.P. Morgan Chase Bank, N.A. from $200,000 to $125,000.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Kayne Anderson Energy Total Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets applicable to common stockholders and cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) at November 30, 2008, and the results of its operations, the changes in its net assets applicable to common stockholders, its cash flows and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 28, 2009

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) considers privacy to be fundamental to our relationship with our stockholders. The Fund committed to maintaining the confidentiality, integrity and security of the non-public personal information of our stockholders and potential investors. Accordingly, the Fund has developed internal policies to protect confidentiality while allowing stockholders’ needs to be met. This notice applies to former as well as current stockholders and potential investors who provide us with nonpublic personal information.

The Fund may collect several types of nonpublic personal information about stockholders or potential investors, including:

•	Information from forms that you may fill out and send to the Fund or one of its affiliates or service providers in connection with an investment in the Fund (such as name, address, and social security number);

•	Information you may give orally to the Fund or one of its affiliates or service providers;

•	Information about your transactions with the Fund, its affiliates, or other third parties, such as the amount stockholders have invested in the Fund;

•	Information about any bank account stockholders or potential investors may use for transfers between a bank account and an account that holds or is expected to hold shares of its stock; and

•	Information collected through an Internet “cookie” (an information collecting device from a web server based on your use of a web site).

The Fund may disclose all of the information it collects, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing our compliance with industry standards. Such third parties are required to uphold and maintain our privacy policy when handling your nonpublic personal information.

The Fund may disclose information about stockholders or potential investors at their request. The Fund will not sell or disclose your nonpublic personal information to anyone except as disclosed above or as otherwise permitted or required by law.

Within the Fund and its affiliates, access to information about stockholders and potential investors is restricted to those personnel who need to know the information to service stockholder accounts. The personnel of the Fund and its affiliates have been instructed to follow our procedures to protect the privacy of your information.

The Fund reserve the right to change this privacy notice in the future. Except as described in this privacy notice, the Fund will not use your personal information for any other purpose unless we inform you how such information will be used at the time you disclose it or the Fund obtains your permission to do so.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
TAX INFORMATION
(amounts in 000’s)
(UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its stockholders within 60 days of the Fund’s year end (November 30, 2008) as to the U.S. federal tax status of dividends and distributions received by the Fund’s preferred and common stockholders in respect of such year. The $10,773 dividend and distributions paid to preferred stockholders in respect of such year, is entirely ordinary income. The $66,186 dividend and distributions paid to common stockholders in respect of such year, is represented by $12,116 of ordinary income and $54,070 of return of capital. The Fund has met the requirements to treat 100% of its ordinary income as qualified dividends. Please note that to utilize the lower tax rate for qualifying dividend income, stockholders generally must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date.

Notification for calendar year 2008 will be mailed in February 2009. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns. Foreign stockholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

(1) Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

(2) Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

(3) The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be determined as follows: (a) If the Fund’s Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) the Fund’s Common Stock’s net asset value on that date or (ii) 95% of the market price of the Fund’s Common Stock on that date; (b) If the Fund’s Common Stock is trading below net asset value at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

(4) In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

(5) A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

(6) The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN — (CONCLUDED)
(UNAUDITED)

(7) The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than 10 business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

12. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

13. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

14. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: June 15, 2005
Amended: December 13, 2005

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

The Fund’s Board of Directors has approved the continuation of the Fund’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term.

During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various written materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Fund’s proposed fee schedule compares to other registered investment companies that follow investment strategies similar to those of the Fund; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Fund’s performance compares to other registered investment companies that follow investment strategies similar to those of the Fund; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Adviser.

After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Adviser also discussed its expected profitability from its relationship with the Fund under the Agreement. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Fund. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, also was considered. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Fund in light of their experience as Directors of the Fund and another investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions or concerns raised by them in the past. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

The Fund’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Fund. This data compared the Fund’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Fund. The comparative information showed that the performance of the Fund compares favorably to other similar funds. The Independent Directors also considered the fact that the Fund has historically outperformed the benchmark provided under the Agreement for a majority of the relevant periods. Based upon their review, the Independent Directors concluded that the Fund’s investment performance over time has been consistently above average compared to other closed-end funds that focus on investments in energy companies. The Independent Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information for the Fund at each regular Board of Directors meeting during the year. The Independent Directors considered the investment performance of another investment company managed by the Adviser but did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE — (CONCLUDED)
(UNAUDITED)

The costs of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund

The Independent Directors then considered the costs of the services provided by the Adviser, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Independent Directors considered that the Adviser’s relationship with the Fund is one of its significant sources of revenue. The Independent Directors considered certain benefits the Adviser realizes due to its relationship with the Fund. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Fund. The Independent Directors acknowledged that the Fund’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Fund’s portfolio, by aggregating securities trades.

The Independent Directors also considered the Fund’s management fee under the Agreement in comparison to the management fees of funds within the Fund’s peer group and believed such comparisons to be acceptable to the Fund. One significant justification for a higher fee for the Fund compared to certain of its peer funds is the greater investment in private transactions by the Fund, which are viewed as potentially more complex and difficult.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors also considered possible economies of scale that the Adviser could achieve in its management of the Fund. They considered the anticipated asset levels of the Fund, the information provided by the Adviser relating to its estimated costs, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors also considered the Adviser’s commitment to increasing staff devoted to managing the Fund as the assets of the Fund increase, and its commitment to retaining its current professional staff in a competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser. The Independent Directors also noted that the fee structure currently does not provide for a sharing of any economies of scale that might be experienced from substantial future growth of the Company.

Based on the review of the Board of Directors of the Fund, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Fund and its stockholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Fund under the Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Fund under the Agreement and that approval of the continuation of the Agreement was in the best interests of stockholders of the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Other
	Position(s)			Directorships
Name and Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Independent Directors(1)
Anne K. Costin c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1950)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since inception	Professor at the Amsterdam Institute of Finance. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years she was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Kayne Anderson MLP Investment Company
Steven C. Good c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1942)	Director	3-year term (until the 2009 Annual Meeting of Stockholders)/served since inception	Senior partner at Good Swartz Brown & Berns LLP (a division of JH Cohen LLP as of June 1, 2008), which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Kayne Anderson MLP Investment Company; OSI Systems, Inc. (specialized electronic products); Big Dog Holdings, Inc. (consumer products)
Gerald I. Isenberg c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1940)	Director	3-year term (until the 2011 Annual Meeting of Stockholders)/served since inception	Professor Emeritus at the University of Southern California School of Cinematic Arts since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor. Board member of Kayne Anderson Rudnick Mutual Funds(2) from 1998 to 2002.	Kayne Anderson MLP Investment Company; Teeccino Caffe Inc.; the Caucus for Television Producers, Writers & Directors Foundation
William H. Shea, Jr.(3) c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1954)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since March 2008	Private investor since June 2007. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (pipeline Transportation and refined petroleum products company). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings, L.P. and its predecessors.	Kayne Anderson MLP Investment Company; Penn Virginia. Corp. (natural gas and oil company)
Interested Director(1) and Corporate Officers
Kevin S. McCarthy(4) c/o KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100, Houston, TX 77002 (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2009 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Development Company (“KED”) since inception. KYN inception in 2004 and KED inception in 2006). Global Head of Energy at UBS Securities LLC. From November 2000 to May 2004.	Kayne Anderson MLP Investment Company; Kayne Anderson Energy Development Company; Range Resources Corporation (oil and gas company); Clearwater Natural Resources, LLC; Direct Fuels Partners, L.P.; ProPetro Services, Inc.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS — (CONCLUDED)
(UNAUDITED)

Other
	Position(s)			Directorships
Name and Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Terry A. Hart c/o KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100, Houston, TX 77002 (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since December 2005	Chief Financial Officer and Treasurer of KYN since December 2005 and of KED since September 2006. Director of Structured Finance; Assistant Treasurer; and Senior Vice President and Controller of Dynegy, Inc from 2000 to 2005.	None
David J. Shladovsky c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1960)	Secretary, and Chief Compliance Officer	Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYN since 2004 and of KED since 2006.	None

J.C. Frey c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1968)	Executive Vice President; Assistant Treasurer and Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Senior Managing Director of KACALP since 2004, and of KAFA since 2006 and Managing Director of KACALP since 2001. Portfolio Manager of KACALP since 2000, Portfolio Manager, Assistant Secretary and Assistant Treasurer of KYN since 2004 and of KED since 2006, Executive Vice President of KYN and KED since 2008.	None
James C. Baker c/o KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100, Houston, TX 77002 (born 1972)	Executive Vice President	Elected annually/served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYN from 2004 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYN and KED since June 2008. Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Director at UBS Securities LLC (energy investment banking group) from 2002 to 2004 and Associate Director from 2000 to 2002.	Quest Midstream Partners, L.P.; ProPetro Services, Incorporated

(1)	Each Director oversees two registered investment companies in the fund complex.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was an affiliate of KACALP .

(3)	On March 31, 2008, a Class III Director, Michael C. Morgan, resigned as a director of the Fund. The Board unanimously elected William H. Shea, Jr. to fill the vacancy for the remainder of Mr. Morgan’s initial term expiring at the 2010 Annual Meeting of Stockholders.

(4)	Mr. McCarthy is an “interested person” of Kayne Anderson Energy Total Return Fund, Inc. by virtue of his employment relationship with KACALP, investment adviser of the Fund.

Additional information regarding the Fund’s directors is contained in the Fund’s Statement of Additional Information, the most recent version of which can be found on the Fund’s website at http://www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
ANNUAL CERTIFICATION
(UNAUDITED)

The Fund’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE’s corporate governance listing standards.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Fund’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Fund also makes its Forms N-Q available on its website at http://www.kaynefunds.com.

SHARE REPURCHASE DISCLOSURE
(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common stock in the open market.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC	Bear Stearns Funds Management Inc. —
717 Texas Avenue, Suite 3100	a J.P. Morgan Company
Houston, TX 77002	237 Park Avenue New York, NY 10017

1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
Custodial Trust Company —	PricewaterhouseCoopers LLP
a J.P. Morgan Company	350 South Grand Avenue
101 Carnegie Center	Los Angeles, CA 90071
Princeton, NJ 08540

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863; or visit us on the web at http://www.kaynefunds.com.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(c) and (d). During the period covered by this report, there was no amendment to, and no waiver granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of directors has determined that the Registrant has one audit committee financial expert serving on its audit committee.
(a)(2) The audit committee financial expert is Steven C. Good. Mr. Good is “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
(a) through (d). The information in the table below is provided for services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2008, and (b) fiscal year ended November 30, 2007.

	2008	2007
Audit Fees	$179,000	$158,000
Audit-related Fees	—	—
Tax	173,000	137,000
Other	—	—

Total	$352,000	$295,000

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.
(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.
(f) No disclosures are required by this Item 4(f).
(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal year ended November 30, 2008 was $173,000, and $137,000 for the fiscal year ended November 30, 2007. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years.
(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Steven C. Good (Chair), Gerald I. Isenberg and William H. Shea, Jr. are the members of the Registrant’s Audit Committee.
Item 6. Schedule of Investments.
     Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser. Effective December 31, 2006, Kayne Anderson Capital Advisors, L.P. assigned its investment management agreement to its subsidiary KA Fund Advisors, LLC (the “Adviser”). That assignment occurred only for internal organizational purposes and did not result in any change of corporate officers, portfolio management personnel or control. The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of November 30, 2008, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:
     Kevin S. McCarthy is the Registrant’s President, Chief Executive Officer and co-portfolio manager and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company since July 2004 and of Kayne Anderson Energy Development Company since September 2006. Mr. McCarthy has served as a Senior Managing Director at Kayne Anderson Capital Advisors, L.P. since June 2004 and of KA Fund Advisers, LLC (collectively with Kayne Anderson Capital Advisors, L.P., “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
     J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of Kayne Anderson MLP Investment Company since July 2004 and Kayne Anderson Energy Development Company since September 2006, Vice President of Kayne Anderson MLP Investment Company from July 2004 through June 2008 and Kayne Anderson Energy Development Company from September 2006 through July 2008, and Executive Vice President of Kayne Anderson MLP Investment Company and Kayne Anderson Energy Development Company since June 2008 and July 2008, respectively. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
(a)(2)(i) & (ii) Other Accounts Managed by Portfolio Managers:
     The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2008. Asset amounts are approximate and have been rounded.

Registered(1)
	Investment Companies		Other Pooled
	(excluding us)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin McCarthy	1	$930	0	N/A	0	N/A
J.C. Frey	1	$930	1	$75	0	N/A

(1)     Messrs. McCarthy and Frey serve as portfolio manager of Kayne Anderson Energy Development Company (“KED”), a closed end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.
(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2008. Asset amounts are approximate and have been rounded.

Registered(1)
	Investment Companies		Other Pooled
	(excluding us)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin McCarthy	1	$182	1	$106	0	N/A
J.C. Frey	1	$182	9	$996	1	9

(1)	Messrs. McCarthy and Frey serve as portfolio manager of KED, a closed end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.
(a)(2)(iv) Potential Material Conflicts of Interest:
Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to that of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.
(a)(3) Compensation, as of November 30, 2008:
Messrs. McCarthy and Frey are compensated by Kayne Anderson Capital Advisors, L.P. through partnership distributions from Kayne Anderson Capital Advisors, L.P., based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts.
Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisers.
(a)(4) As of November 30, 2008, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each portfolio manager in the Registrant is shown below:
Kevin McCarthy: $100,001-$500,000
J.C. Frey: $100,001-$500,000
Through their limited partnership interests in Kayne Anderson Capital Advisors, L.P., which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.

(b) Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
     (a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the 1940 Act) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.
     (b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
     (a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
     (a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
     (b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.
     (99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
     (99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Kayne Anderson Energy Total Return Fund, Inc.

By:	/S/ KEVIN S. MCCARTHY Kevin S. McCarthy
Chairman, President and Chief Executive Officer

Date: February 6, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ KEVIN S. MCCARTHY Kevin S. McCarthy
Chairman, President and Chief Executive Officer

Date: February 6, 2009

By:	/S/ TERRY A. HART Terry A. Hart
Chief Financial Officer and Treasurer

Date: February 6, 2009

Exhibit Index
     (a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
     (a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
     (b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.
     (99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
     (99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.